[LOGO]  SUN
        BANCORP, INC.

                                  NEWS RELEASE

Contact:
Dan A. Chila, EVP and Chief Financial Officer
(856) 691-7700

                   SUN BANCORP, INC. - 2003 MOMENTUM BUILDS...

                SUN BANCORP ANNOUNCES FIRST QUARTER 2003 RESULTS

                    33% Increase in Net Operating Income EPS

         Our mission is uncompromising ...
         ...to be the Premier Community Bank in every community we serve

VINELAND, NJ, April 15, 2003 -- Sun Bancorp, Inc. (NASDAQ: SNBC) today reported net income of $3.8 million or $.31 per share for the first quarter ended March 31, 2003. Reported net income for the quarter includes $860,000 ($.07 per share) net after-tax gain from a branch sale. Net operating income for the quarter, excluding the gain, was $2.9 million or $.24 per share, representing an earnings per share increase of 33% over the first quarter 2002 restated net income of $2.1 million or $.18 per share. The 2002 quarterly earnings restatement was required by SFAS No. 147, which the Company adopted on October 1, 2002.

         "Our performance for the quarter continues a trend of seven quarters of improved net income," said Thomas A. Bracken, president and chief executive officer of Sun Bancorp, Inc. and its wholly owned subsidiary, Sun National Bank. "All of our key performance indicators continued to show solid improvement, reflecting the strength of our markets and the ongoing rollout of our aggressive repositioning strategy. We also launched the first phase of our branch rationalization program, which will have a very favorable impact on our future results," commented Bracken.

         The Company said that at quarter-end one branch had been sold, three were under formal contract to be sold, and one branch will be consolidated into an existing office. Completion of this first phase of the branch program is expected by the end of the second quarter. The Company expects a further reduction, through sales and

                                     -more-

P.O. Box 849 * 226 Landis Avenue* Vineland, NJ 08360 * 856-691-7700 *Member FDIC

 Sun National Bank - 1Q 2003Earnings                                      Page 2

consolidations, of seven additional branches by the fourth quarter 2003 or early 2004.

         "Successfully executing our targeted reduction of twelve branches should enhance our performance in 2003 and produce marked improvement to our 2004 earnings per share and efficiency ratio," said Bracken.

         "Even in today's challenging economic climate, Sun Bancorp continues to build on its strong momentum from 2002 as a leading force in community banking throughout our marketplace," Bracken said.

         Total loans and core deposits grew 8.9% and 20.7%, respectively, over the comparable quarter 2002. Returns on assets and shareholders' equity also advanced and the Company declared a 5% stock dividend for the eighth consecutive year.

         The following are the financial highlights for the quarter ended March 31, 2003:

     o Total assets were $2.19 billion at March 31, 2003, compared to $1.99 billion at March 31, 2002, an increase of 9.6%.

     o Total loans at March 31, 2003 were $1.25 billion, representing an increase of $102.6 million or 8.9% compared to March 31, 2002.

     o Allowance for loan losses was $16.5 million or 1.31% of gross loans at March 31, 2003 compared to $13.6 million or 1.18% of loans at March 31, 2002. Non-performing loans were $10.0 million at March 31, 2003 compared to $11.5 million at March 31, 2002 and $12.5 million at December 31, 2002. Non-performing assets to total loans and other real estate was .84% at March 31, 2003 compared to 1.12% at March 31, 2002 and 1.08% at December 31, 2002.

     o Total deposits were $1.71 billion at March 31, 2003, an increase of $163.6 million or 10.6% over total deposits at March 31, 2002. Total core deposits (demand and savings) increased $227.0 million or 20.7% at March 31, 2003 over March 31, 2002; non-core deposits (CD's) decreased $63.4 million or 14.2% over the same period. This decrease in non-core deposits is in line with the Company's overall funding and liquidity plans. Core deposits at March 31, 2003 represented 77.5% of total deposits versus 71.1% at March 31, 2002 and 75.6% at December 31, 2002.

                                     -more-

Sun National Bank - 1Q 2003Earnings                                       Page 3

     o Total shareholders' equity of $148.9 million at March 31, 2003 increased $20.0 million or 15.5% over March 31, 2002. Book value at March 31, 2003 was $12.68 compared to $10.99 at March 31, 2002 and $12.40 at December 31, 2002. Tangible book value at March 31, 2003 was $9.40 compared to $7.36 at March 31, 2002 and $9.04 at December 31, 2002.

     o Net interest income for the comparable first quarters increased $2.7 million or 18.0%. Net interest margin for the quarter ended March 31, 2003 was 3.60% compared to 3.36% for the first quarter 2002 and 3.38% for the fourth quarter 2002. Although market interest rates have declined significantly year-to-year, asset interest rates have declined 54 basis points while interest rates on deposits and borrowings have declined 87 basis points.

     o Non-interest income of $4.0 million for the quarter ended March 31, 2003 includes a gain of $1.3 million from the sale of a branch during the quarter.

     o Non-interest expense for the quarter ended March 31, 2003 of $15.5 million was $1.8 million or 13.5% over the first quarter ended March 31, 2002. The primary increase was related to salaries and benefits which increased $1.3 million reflecting the effect of the increased staffing in early 2002.

         "Building on the foundation of our 2002 results, our significant progress in the first quarter sets the pace for this year. We are demonstrating the real value of a community bank, offering exceptional products with unparalleled service from seasoned banking professionals. We have set ambitious goals, and in spite of economic uncertainty, we are improving our performance and delivering on our objective to become the premier community bank in every community we serve," said Bracken.

         Sun Bancorp, Inc. is located in Vineland, New Jersey. Its primary subsidiary is Sun National Bank, serving customers through more than 70 Community Banking Centers in Southern and Central New Jersey, in the contiguous New Castle County market in Delaware, and in Philadelphia, Pennsylvania. The deposits of the Bank are insured up to the legal maximum by the Federal Deposit Insurance Corporation. For more information about Sun National Bank and Sun Bancorp, Inc., visit www.sunnb.com.
                     -------------

                                     -more-

Sun National Bank - 1Q 2003Earnings                                       Page 4

         The foregoing material may contain forward-looking statements. We caution that such statements may be subject to a number of uncertainties and actual results could differ materially and, therefore, readers should not place undue reliance on any forward-looking statements. Sun Bancorp, Inc. does not undertake, and specifically disclaims, any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

                                      # # #

SUN BANCORP,  INC. AND SUBSIDIARIES
  FINANCIAL HIGHLIGHTS  (unaudited)
  (Dollars in thousands, except per share data)


                                                                               Three months ended
                                                                                    March 31,
                                                                            -------------------------
                                                                               2003           2002
                                                                            ---------      ----------

      Profitability for the period:
          Net interest income                                                $ 17,725       $ 15,015
          Provision for loan losses                                               675          1,075
          Non-interest income                                                   3,991          2,801
          Non-interest expense                                                 15,524         13,681
          Income before income taxes                                            5,517          3,060
          Net income                                                         $  3,758        $ 2,137
              Return on average assets (1)                                       0.69%          0.43%
              Cash basis return on average assets (1) (2)                        0.81%          0.58%
              Return on average equity (1)                                      10.18%          6.49%
              Cash basis return on average equity (1) (2)                       11.84%          8.66%
              Net tax-equivalent interest margin (1)                             3.60%          3.36%
              Efficiency ratio                                                  71.49%         76.79%
              Cash flow efficiency ratio (2)                                    67.23%         70.71%
      Per share data:
          Earnings per common share (3):
             Basic                                                              $0.32          $0.18
             Diluted                                                            $0.31          $0.18
          Cash earnings per common share (after tax effect) (2) (3):
             Basic                                                              $0.37          $0.24
             Diluted                                                            $0.36          $0.24

          Average equity to average assets                                       6.82%          6.71%

                                                                                    March 31,
                                                                            -------------------------
      At period-end                                                            2003           2002
                                                                            ---------      ----------
          Assets                                                           $2,186,050     $1,994,071
          Deposits                                                          1,706,649      1,543,076
          Loans, net                                                        1,236,883      1,137,164
          Investments                                                         774,541        686,769
          Borrowings                                                          263,567        250,628
          Shareholders' Equity                                                148,922        128,922

          ALLL to total loans                                                    1.31%          1.18%
          Non-performing assets to total loans
             and other real estate owned                                         0.84%          1.12%
          Total allowance for loan losses to
             non-performing loans                                              165.11%        118.28%

      Capital and credit quality ratios:
          Total Capital (to Risk Weighted Assets) (4):
              Sun Bancorp, Inc.                                                 12.30%         11.98%
              Sun National Bank                                                 11.53%         11.32%
          Tier I Capital (to Risk Weighted Assets) (4):
              Sun Bancorp, Inc.                                                 10.40%          9.97%
              Sun National Bank                                                 10.40%         10.29%
          Leverage Ratio (4):
              Sun Bancorp, Inc.                                                  7.22%          7.00%
              Sun National Bank                                                  7.20%          7.23%

          Book value                                                            12.68          10.99
          Tangible book value                                                    9.40           7.36


--------------------------------------------------------------------------------
(1)  Annualized.
(2) The Company's cash basis data and ratios are determined by adding back to reported net income the non-cash amortization of intangibles, net of associated tax benefits.
(3)  Data is adjusted for a 5% stock dividend declared in March 2003.
(4)  March 31, 2003 Capital ratios are estimated, subject to regulatory filings.

SUN BANCORP,  INC. AND SUBSIDIARIES
  UNAUDITED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
  (Dollars in thousands, except per par value)


                                                                                 March 31,   December 31,     March 31,
                                                                                   2003          2002           2002
                                                                                ----------    ----------     ----------

ASSETS
     Cash and due from banks                                                    $   83,171    $   65,476     $   58,456
     Federal funds sold                                                                239           138          4,745
                                                                                ----------    ----------     ----------
         Cash and cash equivalents                                                  83,410        65,614         63,201
     Investment securities available for sale (amortized cost -
         $754,556; 03/03, $714,962; 12/02, and $679,832 03/02)                     762,042       723,201        673,874
     Loans receivable (net of allowance for loan losses -
         $16,478; 03/03, $16,408; 12/02, and $13,581; 03/02)                     1,236,883     1,217,008      1,137,164
     Restricted equity investments                                                  12,499        11,610         12,895
     Bank properties and equipment, net                                             29,434        29,468         27,990
     Real estate owned, net                                                            570           904          1,393
     Accrued interest receivable                                                    12,531        11,012         12,639
     Goodwill                                                                       19,672        19,672         19,672
     Intangible assets, net                                                         18,858        19,783         22,881
     Deferred taxes, net                                                             6,625         6,867         10,114
     Other assets                                                                    3,526         7,033         12,248
                                                                                ----------    ----------     ----------
            TOTAL ASSETS                                                        $2,186,050    $2,112,172     $1,994,071
                                                                                ==========    ==========     ==========
LIABILITIES
     Deposits                                                                   $1,706,649    $1,690,462     $1,543,076
     Advances from the Federal Home Loan Bank                                      162,912       142,260        146,832
     Federal funds purchased                                                        32,000
     Other borrowings                                                                              1,160         26,160
     Securities sold under agreements to repurchase - customers                     68,655        61,860         77,636
     Other liabilities                                                               7,638        11,533         14,118
                                                                                ----------    ----------     ----------
         Total liabilities                                                       1,977,854     1,907,275      1,807,822

     Guaranteed preferred beneficial interest in Company's subordinated debt        59,274        59,274         57,327

SHAREHOLDERS' EQUITY
     Common stock, $1 par value,  shares authorized, 25,000,000 issued and outstanding, 11,275,319; 03/03, 11,271,135; 12/02 and
         10,664,358; 03/02 (03/03 includes 563,641 shares - stock dividend
         declared)                                                                  11,839        11,271         10,664
     Surplus                                                                       122,828       114,930        108,504
     Retained earnings                                                              10,379        15,030         14,001
     Accumulated other comprehensive income (loss)                                   4,922         5,438         (3,932)
     Treasury stock at cost, 86,250 shares in 03/03 and 12/02;
         25,000 shares in 03/02                                                     (1,046)       (1,046)          (315)
                                                                                ----------    ----------     ----------
     Total shareholders' equity                                                    148,922       145,623        128,922
                                                                                ----------    ----------     ----------
            TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                          $2,186,050    $2,112,172     $1,994,071
                                                                                ==========    ==========     ==========

SUN BANCORP, INC. AND SUBSIDIARIES
  UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
  (Dollars in thousands, except per share data)


                                                                   For the Three Months
                                                                      Ended March 31,
                                                                   ----------------------
                                                                     2003          2002
                                                                   --------      --------

INTEREST INCOME:
       Interest and fees on loans                                  $21,106       $20,334
       Interest on taxable investment securities                     5,783         6,593
       Interest on non-taxable investment securities                   616           505
       Dividends on restricted equity investments                      173           133
       Interest on federal funds sold                                   11            53
                                                                   -------       -------
           Total interest income                                    27,689        27,618

INTEREST EXPENSE:
       Interest on deposits                                          6,800         9,358
       Interest on borrowed funds                                    2,106         1,885
       Interest on guaranteed preferred beneficial
         interest in Company's subordinated debt                     1,058         1,360
                                                                   -------       -------
           Total interest expense                                    9,964        12,603
                                                                   -------       -------
              Net interest income                                   17,725        15,015
                                                                   -------       -------
Provision for loan losses                                              675         1,075
                                                                   -------       -------
       Net interest income after provision for loan losses          17,050        13,940

NON-INTEREST INCOME:
       Service charges on deposit accounts                           1,754         1,666
       Other service charges                                           102           114
       Gain (loss) on sale of fixed assets                              53           (14)
       Gain on sale of investment securities                            45           183
       Gain on sale of branches                                      1,315            --
      Other                                                            722           852
                                                                   -------       -------
           Total other income                                        3,991         2,801

NON-INTEREST EXPENSE:
       Salaries and employee benefits                                8,016         6,741
       Occupancy expense                                             2,455         1,904
       Equipment expense                                             1,385         1,086
       Data processing expense                                         791           830
       Amortization of intangible assets                               925         1,084
       Real estate owned expense, net                                 (650)          (20)
       Other                                                         2,602         2,056
                                                                   -------       -------
           Total other expenses                                     15,524        13,681
                                                                   -------       -------
INCOME BEFORE INCOME TAXES                                           5,517         3,060
INCOME TAXES                                                         1,759           923
                                                                   -------       -------
NET INCOME                                                         $ 3,758       $ 2,137
                                                                   =======       =======

Basic earnings per share (1)                                       $  0.32       $  0.18
Diluted earnings per share (1)                                     $  0.31       $  0.18


--------------------------------------------------------------------------------
(1)  Data is adjusted for a 5% stock dividend declared in March 2003.

                                                                          Page 8
SUN BANCORP, INC. AND SUBSIDIARIES
  HISTORICAL TRENDS IN QUARTERLY FINANCIAL DATA (unaudited)
 (Dollars in thousands, except per share data)



                                                                 2003            2002           2002           2002         2002
                                                                  Q1              Q4             Q3             Q2           Q1
                                                              ----------     -----------    -----------    -----------   ----------

Balance Sheet at quarter end:
       Loans:
           Commercial and industrial                          $1,062,503     $ 1,043,885    $ 1,006,317    $ 1,013,567    $ 964,475
           Home equity                                            50,766          44,603         38,670         32,221       25,759
           Second mortgage                                        44,505          47,458         51,775         54,755       50,689
           Residential real estate                                41,772          43,375         48,535         53,556       52,719
           Installment                                            53,815          54,095         54,626         55,445       57,103
                                                              ----------     -----------    -----------    -----------   ----------
              Total loans                                      1,253,361       1,233,416      1,199,923      1,209,544    1,150,745
                Allowance for loan losses                        (16,478)        (16,408)       (15,963)       (14,708)     (13,581)
                                                              ----------     -----------    -----------    -----------   ----------
                  Net Loans                                    1,236,883       1,217,008      1,183,960      1,194,836    1,137,164
       Goodwill                                                   19,672          19,672         19,672         19,672       19,672
       Intangible assets, net                                     18,858          19,783         20,764         21,798       22,881
       Total Assets                                            2,186,050       2,112,172      2,149,791      2,048,506    1,994,071
       Total Deposits                                          1,706,649       1,690,462      1,707,391      1,620,801    1,543,076
       Advances from the Federal Home Loan Bank                  162,912         142,260        146,563        150,820      146,832
       Federal funds purchased                                    32,000
       Securities repurchase agreements  - customers              68,655          61,860         74,089         70,047       77,636
       Total shareholders' equity                                148,922         145,623        144,385        137,927      128,922
Quarterly average balance sheet:
       Loans:
           Commercial and industrial                          $1,059,424     $ 1,025,551    $ 1,005,524      $ 996,498    $ 938,183
           Home equity                                            46,931          41,719         35,301         29,293       24,495
           Second mortgage                                        45,698          49,785         53,469         54,277       49,449
           Residential real estate                                41,085          44,745         49,836         53,111       54,593
           Installment                                            53,186          53,714         55,175         56,173       57,014
                                                              ----------     -----------    -----------    -----------   ----------
              Total loans                                      1,246,324       1,215,514      1,199,305      1,189,352    1,123,734
       Securities                                                755,831         795,235        757,561        701,129      695,322
       Total earning assets                                    2,002,155       2,010,749      1,956,866      1,890,481    1,819,056
       Total assets                                            2,165,053       2,196,723      2,116,593      2,029,334    1,965,167
       Non-interest-bearing demand deposits                      303,256         305,173        301,345        275,284      266,272
       Total deposits                                          1,681,471       1,721,434      1,670,724      1,596,014    1,552,022
       Total interest-bearing liabilities                      1,682,828       1,692,395      1,651,777      1,614,515    1,558,148
       Total shareholders' equity                                147,600         142,239        139,660        130,541      131,792
Capital and credit quality measures:
       Total Capital (to Risk Weighted Assets):
           Sun Bancorp, Inc. (1)                                   12.30%          12.15%         12.28%         11.35%       11.98%
           Sun National Bank (1)                                   11.53%          11.39%         11.54%         11.31%       11.32%
       Tier I Capital (to Risk Weighted Assets):
           Sun Bancorp, Inc. (1)                                   10.40%          10.14%         10.13%          9.93%        9.97%
           Sun National Bank (1)                                   10.40%          10.24%         10.39%         10.24%       10.29%
       Leverage Ratio:
           Sun Bancorp, Inc. (1)                                    7.22%           6.84%          6.87%          6.96%        7.00%
           Sun National Bank (1)                                    7.20%           6.97%          7.05%          7.17%        7.23%

       Average equity to average assets                             6.82%           6.48%          6.60%          6.43%        6.71%
       ALLL to total loans                                          1.31%           1.33%          1.33%          1.22%        1.18%
       Non-performing assets to total loans
          and other real estate owned                               0.84%           1.08%          0.72%          0.98%        1.12%
       Total allowance for loan losses to
          non-performing loans                                    165.11%         131.60%        197.05%        132.88%      118.28%
Other data:
       Net (charge-offs) recoveries                                 (605)           (545)           255             17         (826)
                                                              ==========     ===========    ===========    ===========   ==========
       Restructured loans                                         13,476          13,476         13,476
                                                              ==========     ===========    ===========
       Non-performing assets:
           Non-accrual loans                                       9,202           9,963          7,388         10,054       10,036
           Loans past due 90 days                                    778           2,505            713          1,015        1,446
           Other real estate owned, net                              570             904            579            733        1,393
                                                              ----------     -----------    -----------    -----------   ----------
             Total non-performing assets                          10,550          13,372          8,680         11,802       12,875
                                                              ==========     ===========    ===========    ===========   ==========

--------------------------------------------------------------------------------
(1)  March 31, 2003 Capital ratios are estimated, subject to regulatory filings.

SUN BANCORP, INC. AND SUBSIDIARIES
  HISTORICAL TRENDS IN QUARTERLY FINANCIAL DATA (unaudited)
  (Dollars in thousands, except per share data)


                                                                   2003          2002          2002          2002          2002
                                                                    Q1            Q4            Q3            Q2            Q1
                                                                   ----          ----          ----          ----          ----
Profitability for the quarter:
       Tax-equivalent interest income                            28,004        27,973        29,238        28,872        27,869
       Interest expense                                           9,964        10,962        12,124        12,167        12,603
           Tax-equivalent net interest income                    18,040        17,011        17,114        16,705        15,266
           Tax-equivalent adjustment                                315           283           267           257           251
       Provision for loan losses                                    675           990         1,000         1,110         1,075
       Non-interest income excluding security gains               3,946         2,679         2,723         2,641         2,618
       Security gains                                                45         1,182           536           616           183
       Non-interest expense excluding amortization of
         intangible assets                                       14,599        14,391        14,028        13,767        12,597
       Amortization of intangible assets                            925           980         1,034         1,084         1,084
       Income before income taxes                                 5,517         4,228         4,044         3,744         3,060
       Income tax expense                                         1,759         1,336         1,268         1,171           923
       Net Income                                                 3,758         2,892         2,776         2,573         2,137
Financial ratios:
       Return on average assets (1)                                0.69%         0.53%         0.52%         0.51%         0.43%
       Cash basis return on average assets (1) (2)                 0.81%         0.64%         0.65%         0.65%         0.58%
       Return on average equity (1)                               10.18%         8.13%         7.95%         7.88%         6.49%
       Cash basis return on average equity (1) (2)                11.84%         9.95%         9.91%        10.08%         8.66%
       Net interest margin (1)                                     3.60%         3.38%         3.50%         3.53%         3.36%
       Efficiency ratio                                           71.49%        74.65%        74.91%        75.37%        76.79%
       Cash flow efficiency ratio (2)                             67.23%        69.90%        69.77%        69.86%        70.71%
Per share data:
       Net Income                                          $      3,758  $      2,892  $      2,776  $      2,573  $      2,137
           Redemption of subsidiary's Trust
             Preferred Securities                                    --            --            --           777            --
                                                           ------------  ------------  ------------  ------------  ------------
       Earnings available to common shareholders           $      3,758  $      2,892  $      2,776  $      1,796  $      2,137
                                                           ============  ============  ============  ============  ============
       Net income per common share (3):
          Basic                                            $       0.32  $       0.25  $       0.24  $       0.22  $       0.18
          Diluted                                          $       0.31  $       0.24  $       0.23  $       0.21  $       0.18
       Earnings per common share (3) (4):
          Basic                                            $       0.32  $       0.25  $       0.24  $       0.15  $       0.18
          Diluted                                          $       0.31  $       0.24  $       0.23  $       0.15  $       0.18
       Cash net income per common share
      (after tax effect) (2) (3):
          Basic                                            $       0.37  $       0.30  $       0.29  $       0.28  $       0.24
          Diluted                                          $       0.36  $       0.29  $       0.28  $       0.27  $       0.24
       Cash earnings per common share
       (after tax effect) (2) (3) (4):
          Basic                                            $       0.37  $       0.30  $       0.29  $       0.21  $       0.24
          Diluted                                          $       0.36  $       0.29  $       0.28  $       0.20  $       0.24

       Book value (3)                                             12.68         12.40         12.31         11.74         10.99
       Tangible book value (3)                                     9.40          9.04          8.86          8.21          7.36
       Average basic shares (3)                              11,745,312    11,738,198    11,743,116    11,737,553    11,686,087
       Average fully diluted shares (3)                      12,273,694    12,211,868    12,159,650    12,257,765    12,074,102
Non-operating income /expense items:
       Gain (loss) on sale of fixed assets                 $         53  $          5  $          5                $        (14)
       Gain (loss) on sale of investment securities                  45         1,182           536  $        616           183
       Gain on sale of branches                                   1,315
       Gain (loss) on sale of real estate owned                     650            90            (7)           77            20
       Amortization of intangible assets                           (925)         (980)       (1,034)       (1,084)       (1,084)
                                                           ------------  ------------  ------------  ------------  ------------
           Net non-operating income (expense)
             before tax effect                                    1,138           297          (500)         (391)         (895)
           Net non-operating income (expense)
             after tax effect                                       751           196          (330)         (258)         (591)
Non-interest income breakdown:
       Service charges on deposit accounts                        1,754         1,758         1,783         1,733         1,666
       Other service charges                                        102           104           109           114           114
       Other income                                                 722           812           826           794           852
                                                           ------------  ------------  ------------  ------------  ------------
           Total excluding branches, securities
              and fixed assets net gains                          2,578         2,674         2,718         2,641         2,632

Non-interest expense breakdown:
       Salaries and employee benefits                             8,016         7,454         7,164         6,849         6,741
       Occupancy expense                                          2,455         2,039         1,990         1,960         1,904
       Equipment expense                                          1,385         1,430         1,322         1,203         1,086
       Data processing expense                                      791           794         1,015           789           830
       Amortization of intangible assets                            925           980         1,034         1,084         1,084
       Other expenses                                             2,602         2,764         2,530         3,043         2,056
                                                           ------------  ------------  ------------  ------------  ------------
           Total                                                 16,174        15,371        15,055        14,928        13,701


--------------------------------------------------------------------------------
(1)  Annualized.
(2) The Company's cash basis data and ratios are determined by adding back to reported net income the non-cash amortization of intangibles, net of associated tax benefits.
(3)  Data is adjusted for a 5% stock dividend declared in March 2003.
(4) Earnings per share is computed by dividing income available to common shareholders (net income less redemption of subsidiary's Trust Preferred Securities write off), by the weighted average number of shares of common stock outstanding during the period.

SUN BANCORP, INC. AND SUBSIDIARIES
    AVERAGE BALANCE SHEET (unaudited)

                                                        Three months ended March 31,        Three months ended March 31,
                                                   ----------------------------------     -------------------------------
(Dollars in thousands)                                          2003                                   2002
                                                   ----------------------------------     -------------------------------
                                                     Average              Average          Average              Average
                                                     Balance   Interest  Yield/Cost        Balance   Interest  Yield/Cost
                                                     -------   --------  ----------        -------   --------  ----------
Interest-earning assets:
    Loans receivable (1), (2)
       Commercial and industrial                   $ 1,059,424 $ 17,926     6.77 %        $  938,183 $ 16,803      7.16 %
       Home equity                                      46,931      498     4.24              24,495      346      5.65
       Second mortgage                                  45,698      811     7.10              49,449      939      7.59
       Residential real estate                          41,085      764     7.44              54,593    1,027      7.53
       Installment                                      53,186    1,107     8.32              57,014    1,219      8.55
                                                   ----------- --------                   ---------- --------
          Total loans receivable                     1,246,324   21,106     6.77           1,123,734   20,334      7.24
    Investment securities (3)                          746,622    6,876     3.68             673,451    7,459      4.43
    Interest-bearing deposit with banks                  5,653       11     0.81               9,337       29      1.23
    Federal funds sold                                   3,556       11     1.19              12,534       53      1.68
                                                   ----------- --------                   ---------- --------
       Total interest-earning assets                 2,002,155   28,004     5.59           1,819,056   27,875      6.13

    Cash and due from banks                             60,356                                61,818
    Bank properties and equipment                       29,501                                28,134
    Goodwill and intangibles                            39,105                                42,943
    Other assets                                        33,936                                13,216
                                                   -----------                            ----------
Non-interest-earning assets                            162,898                               146,111
                                                   -----------                            ----------
  Total assets                                     $ 2,165,053                            $1,965,167
                                                   ===========                            ==========

Interest-bearing liabilities:
    Interest-bearing deposit accounts:
       Interest-bearing demand deposit               $ 644,085    2,085     1.29 %        $  528,334    2,575      1.95 %
       Savings deposits                                324,839    1,269     1.56             294,303    1,720      2.34
       Time deposits                                   409,292    3,446     3.37             463,114    5,063      4.37
                                                   ----------- --------                   ---------- --------
         Total interest-bearing deposit accounts     1,378,216    6,800     1.97           1,285,751    9,358      2.91
                                                   ----------- --------                   ---------- --------
  Borrowed money
       Repurchase agreements with customers             62,838       95     0.60              78,905      184      0.93
       FHLB Advances                                   175,014    1,980     4.53             133,461    1,674      5.02
       Federal funds purchased                           7,486       31     1.67                 711        4      2.06
       Other borrowings                                     --       --                        1,993       23      4.69
                                                   ----------- --------                   ---------- --------
          Total borrowings                             245,338    2,106     3.43             215,070    1,885      3.51
  Guaranteed preferred beneficial interest
    in Company's subordinated debt                      59,274    1,058     7.14              57,327    1,360      9.49
                                                   ----------- --------                   ---------- --------
    Total interest-bearing liabilities               1,682,828    9,964     2.37           1,558,148   12,603      3.24
                                                   ----------- --------                   ---------- --------

Non-interest-bearing demand deposits                   303,256                               266,272
Other liabilities                                       31,369                                 8,955
                                                   -----------                            ----------
    Total liabilities                                2,017,453                             1,833,375

Shareholders' equity                                   147,600                               131,792
                                                   -----------                            ----------
  Total liabilities and shareholders' equity       $ 2,165,053                            $1,965,167
                                                   ===========                            ==========

Net interest income                                            $ 18,040                              $ 15,272
                                                               ========                              ========
Interest rate spread (4)                                                    3.23 %                                 2.89 %
                                                                          ======                                 ======
Net yield on interest-earning assets (5)                                    3.60 %                                 3.36 %
                                                                          ======                                 ======
Ratio of average interest-earning assets
  to average interest-bearing liabilities                                 118.98 %                               116.74 %
                                                                          ======                                 ======

--------------------------------------------------------------------------------
(1)  Average balances include non-accrual loans.
(2) Loan fees are in included in interest income and the amount is not material for this analysis.
(3) Interest earned on non-taxable investment securities is shown on a tax equivalent basis assuming a 34% marginal federal tax rate for all periods.
(4) Interest rate spread represents the difference between the average yield on interest-earning assets and the average cost of interest-bearing liabilities.
(5) Net yield on interest-earning assets represents net interest income as a percentage of average interest-earning assets.